SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________

AMENDMENT NO. 1

TO

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934
__________________

Date of Report: December 14, 2007

Turnaround Partners, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	02-28606	22-3387630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

109 North Post Oak Lane, Houston, Texas	77024
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(713) 621-2737

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 30, 2007, the Board of Directors of Turnaround Partners, Inc., a Nevada corporation (the “Company”) unanimously rescinded its prior action of December 14, 2007 to change of the Company’s fiscal year end from December 31 to September 30. As a result, the Company’s fiscal year remains December 31.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2008	TURNAROUND PARTNERS, INC.

By: /s/ Russell Kidder
Name: Russell Kidder
Its: Chief Executive Officer